Putnam
Massachusetts
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With an eye toward the prevailing uncertainties in the markets during the six months ended November 30, 2002, Putnam Massachusetts Tax Exempt Income Fund's managers kept a majority of the fund's assets invested in high-quality bonds for the safety they represent. In their search for higher income, however, the managers also committed a portion of the fund's assets to lower-rated securities.

As the period progressed and uncertainties continued to plague the markets, investors abandoned their lower-rated bonds in favor of the safer haven of higher-quality issues. The resulting shrinkage in the value of the lower-rated holdings in its portfolio was a key factor in the fund's performance during the period, and contributed to its underperformance of its benchmark index and the average for its Lipper category.

Over time, the managers believe the strategy will prove to have merit and they expect that investors with patience will reap the benefits. In the following report, you will find their rationale, along with an explanation of the fund's performance during the semiannual period and their views on the fund's prospects for the second half of the fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Tax Exempt Fixed-Income Team

The six months ended November 30, 2002, saw both pain and gain for equity investors but generally a positive environment for bonds and bond funds, including Putnam Massachusetts Tax Exempt Income Fund. The anemic economic recovery and a loss of confidence in the stock market over the first four months of the period provided a strong environment for a bond-price rally and returned the Federal Reserve Board's policy bias to addressing weakness. However, when equity markets rallied through most of October and into November, bond yields rose and prices fell, negating nearly half the fund's profits from the previous four months.

In this environment of falling interest rates, low inflation, and strong productivity numbers, your fund posted positive returns but underperformed both its benchmark index, the Lehman Municipal Bond Index, and the average of its Lipper peer group. We attribute much of this to the fund's allocation to higher-yielding, lower-rated bonds, which had been made in anticipation of a gradual economic recovery, but which underperformed as investors continued to favor higher-quality bonds. The fund's heavier weighting in longer-term bonds and Massachusetts' fiscal problems also contributed to the fund's underperformance versus its benchmark, which is nationally diversified, includes only investment-grade bonds, and has more exposure to the shorter portions of the yield curve.

Total return for 6 months ended 11/30/02

        Class A           Class B           Class M
      NAV     POP        NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
     2.93%   -2.00%    2.59%   -2.41%    2.77%   -0.53%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              26.0%

Education                13.4%

Water
and sewer                10.8%

Transportation           10.5%

Housing                   7.6%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


* TEAM'S STRATEGIES AND SECTOR ALLOCATIONS PROVIDED MIXED RESULTS

Your fund's management team used a variety of strategies to position the portfolio to benefit from anticipated developments while seeking to keep pace with the marketplace. At the beginning of the semiannual period, the Putnam Tax Exempt Fixed-Income Team was cautiously forecasting a modest recovery for the economy sometime in the next 6 to 12 months. As markets tend to anticipate such a recovery, and interest rates tend to rise in response, the portfolio's average duration -- a measure of interest-rate sensitivity, measured in years -- was shortened to minimize the effects of a rising-rate environment. (Bond prices move in the opposite direction of interest rates and adjusting duration can enable the fund to benefit from declining rates or help protect its value as rates rise.) By the end of the period, the economy had indeed become stronger and equity markets rallied. While this conservative interest-rate strategy kept the fund from taking full advantage of the rally in the first four months of the period, as did some of its more aggressive competitors, it proved effective in the period's last two months, boosting relative returns. In the end, our small overweight in the lower-rated sector had only a slight negative effect on performance while our conservative interest-rate strategy was more beneficial. This strategy is consistent with the fund's long-range goals of income and total return in combination with below-average volatility.

As noted earlier, our yield-curve strategy, which emphasized bonds on the longer-term end of the curve, hurt the fund's performance relative to the benchmark, which is more concentrated in shorter and intermediate maturities. Shorter- and intermediate-maturity bonds had the greatest fall in yield over the period -- and a corresponding gain in price -- as investors looked to protect themselves in a falling interest-rate environment.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 59.5%

Aa/AA -- 21.8%

A -- 5.2%

Baa/BBB -- 9.5%

Ba/BB -- 4.0%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Fund Profile

Putnam Massachusetts Tax Exempt Income Fund seeks to provide high current income free from federal and Massachusetts state income taxes, consistent with the preservation of capital. It may be suitable for Massachusetts investors seeking tax-free income through a diversified portfolio of municipal bonds.

Toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were extremely high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were receiving almost the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, this situation created an investment opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts.

This strategy can benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a loss on the Treasury futures contracts, but may make a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases. Typically, we see heightened demand each January when investors have coupon income and proceeds from maturing bonds to reinvest.

Securities from the health-care sector, which includes nursing homes and hospitals, made up 26% of the fund's portfolio at the end of the period. Despite a large universe of issuers and a correspondingly wide range of credit characteristics, we believe we have located well-managed facilities that are benefiting from technological advances, the loosening of managed-care restrictions and an aging population. For example, the Milford Whitinsville's Hospital enjoys a dominant market share in a rapidly growing part of Massachusetts and has driven its sustained profitability over the past 5 years. The nearest competitor is 15 miles away and the hospital benefits from strong ties with local primary care physician groups. We are approaching this sector with some caution, however, given our concern about the rising cost of delivering health care and the likelihood that profit growth will slow in the near term. Other concerns include the perennial federal budget cutting focus on Medicaid and Medicare reimbursements to the states and their health-care facilities. These funds help, in part, to repay hospital bonds throughout the state.

* MASSACHUSETTS REMAINS ON NEGATIVE CREDIT WATCH

Like many other states, Massachusetts is enduring budgetary pressures due to shortfalls in tax collections and rapidly rising social and health-care costs. The newly elected governor and legislative leaders are working to preserve a balanced budget for the 2003 fiscal year, without having to raise taxes. Moody's currently rates the state Aa2. In December 2001, Moody's placed Massachusetts on credit watch with a negative outlook. Despite the negative outlook, Moody's has not changed the state's rating thus far in 2002.

While we can't predict the timing of a recovery, your fund's management team continues to believe that, from a risk-management standpoint, it is important to keep the portfolio positioned for a gradual economic recovery. This means taking a conservative approach in order to protect the fund when rates eventually rise (and bond prices fall). We believe that capital spending should pick up, as companies have held back on capital expenditures for the past several years. We also believe that there will be no "double-dip" recession and the Federal Reserve Board will begin to raise rates sometime next calendar year. With that in mind, we will continue to maintain the overall high quality of the portfolio while looking for opportunities in lower-rated, investment-grade credits to enhance income and total return. We will keep our fund well diversified across a wide range of sectors and individual holdings to protect against any credit problems that may affect individual issuers. We think that the economy will post moderate, but not spectacular growth in 2003. Interest rates remain very low, and real (after inflation) rates are below zero. As a result, we continue to believe that municipal-bond funds offer an attractive alternative for conservative investors seeking tax-free income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                       Class A          Class B         Class M
(inception dates)     (10/23/89)       (7/15/93)       (5/12/95)
                     NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months             2.93%  -2.00%   2.59%  -2.41%   2.77%  -0.53%
------------------------------------------------------------------------------
1 year               5.18    0.15    4.39   -0.61    4.76    1.40
------------------------------------------------------------------------------
5 years             27.51   21.40   23.42   21.44   25.47   21.40
Annual average       4.98    3.95    4.30    3.96    4.64    3.95
------------------------------------------------------------------------------
10 years            79.71   71.17   67.62   67.62   73.87   68.26
Annual average       6.04    5.52    5.30    5.30    5.69    5.34
------------------------------------------------------------------------------
Annual average
(life of fund)       7.03    6.64    6.25    6.25    6.64    6.38
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                            Lehman Municipal        Consumer
                              Bond Index           price index
------------------------------------------------------------------------------
6 months                         3.67%                 1.11%
------------------------------------------------------------------------------
1 year                           6.32                  2.25
------------------------------------------------------------------------------
5 years                         33.35                 12.24
Annual average                   5.93                  2.34
------------------------------------------------------------------------------
10 years                        89.35                 27.73
Annual average                   6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.31                  2.87
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                                 Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)              6               6               6
------------------------------------------------------------------------------
Income 1                        $0.203581       $0.172435       $0.189250
------------------------------------------------------------------------------
Capital gains 1                    --              --              --
------------------------------------------------------------------------------
  Total                         $0.203581       $0.172435       $0.189250
------------------------------------------------------------------------------
Share value:                   NAV     POP        NAV          NAV     POP
------------------------------------------------------------------------------
5/31/02                       $9.34   $9.81      $9.33        $9.33   $9.64
------------------------------------------------------------------------------
11/30/02                       9.41    9.88       9.40         9.40    9.72
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2        4.32%   4.11%      3.66%        4.02%   3.89%
------------------------------------------------------------------------------
Taxable equivalent 3           7.43    7.07       6.29         6.91    6.69
------------------------------------------------------------------------------
Current 30-day SEC yield 4     3.99    3.79       3.33         3.68    3.56
------------------------------------------------------------------------------
Taxable equivalent 3           6.86    6.52       5.73         6.33    6.12
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.85% federal and state combined tax rate for 2002.
  Results for investors subject to lower tax rates would not be as advantageous.

4  Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A          Class B         Class M
(inception dates)   (10/23/89)       (7/15/93)       (5/12/95)
                   NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months           3.74%  -1.20%   3.53%  -1.47%   3.59%   0.18%
------------------------------------------------------------------------------
1 year             8.36    3.20    7.80    2.79    8.04    4.52
------------------------------------------------------------------------------
5 years           28.02   21.94   23.95   21.96   26.13   22.07
Annual average     5.06    4.05    4.39    4.05    4.75    4.07
------------------------------------------------------------------------------
10 years          80.48   71.96   68.64   68.64   74.79   69.18
Annual average     6.08    5.57    5.37    5.37    5.74    5.40
------------------------------------------------------------------------------
Annual average
(life of fund)     7.13    6.74    6.36    6.36    6.75    6.49
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (101.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Massachusetts (91.8%)
-------------------------------------------------------------------------------------------------------------------
                    Boston, G.O. Bonds, Ser. A
         $2,815,000 4s, 2/1/08                                                            Aa2            $2,941,675
          1,100,000 4s, 2/1/07                                                            Aa2             1,155,000
          4,000,000 Boston, Indl. Dev. Fin. Auth. Rev. Bonds
                    (Springhouse, Inc.), 6s, 7/1/28                                       BB-/P           3,380,000
          7,000,000 Boston, Indl. Dev. Fin. Auth. Swr. Fac. Rev. Bonds
                    (Harbor Elec. Energy Co.), 7 3/8s, 5/15/15                            Aa3             7,106,750
          7,935,000 Boston, Wtr. & Swr. Comm. Rev. Bonds, Ser. A,
                    5 3/4s, 11/1/13                                                       AA-             9,006,225
          2,100,000 Framingham, Hsg. Auth. Rev. Bonds, GNMA Coll.,
                    6.35s, 2/20/32                                                        AAA             2,262,750
          5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s, 3/1/20                              Aaa             5,470,175
                    MA Bay Trans. Auth. Rev. Bonds
          3,550,000 Ser. B, 6.2s, 3/1/16                                                  AA              4,135,750
          7,500,000 (Gen. Trans. Syst.), Ser. B, 5.9s, 3/1/24                             AA              8,034,375
          4,000,000 (Gen. Trans. Syst.), Ser. A, 5 1/2s, 3/1/12                           AA              4,470,000
          3,055,000 MA Muni. Whsl. Elec. Co. Pwr. Supply Syst. Rev.
                    Bonds (Project 6-A), MBIA, 5s, 7/1/06                                 Aaa             3,303,219
         17,000,000 MA Port Auth. Rev. Bonds (Delta Airlines, Inc.),
                    Ser. A, AMBAC, 5s, 1/1/27                                             Aaa            16,128,743
          1,550,000 MA State Dev. Fin. Agcy. Hlth. Fac. Rev. Bonds
                    (Beverly Enterprises, Inc.), 7 3/8s, 4/1/09                           BB-/P           1,584,875
                    MA State Dev. Fin. Agcy. Rev. Bonds
          3,960,000 (Lasell College), 6 3/4s, 7/1/31                                      BB+/P           3,969,900
          3,420,000 (Lasell Village Project), Ser. A, 6 3/8s, 12/1/25                     BB/P            3,125,025
          1,950,000 (MA Biomedical Research), Ser. C, 6 1/8s, 8/1/12                      A1              2,162,063
          1,300,000 (Worcester Redev. Auth. Issue), 6s, 6/1/24                            AA              1,356,875
          1,830,000 (MA Biomedical Research), Ser. C, 5 7/8s, 8/1/10                      A1              2,022,150
          7,500,000 (WGBH Edl. Foundation), Ser. A, AMBAC,
                    5 3/4s, 1/1/42                                                        Aaa             8,334,375
          1,750,000 (Boston Biomedical Research), 5 3/4s, 2/1/29                          Baa3            1,583,750
          2,000,000 (Eastern Nazarine College), 5 5/8s, 4/1/29                            BB+             1,505,000
          7,500,000 (Semass Syst.), Ser. A, MBIA, 5 1/2s, 1/1/10                          Aaa             8,221,875
          5,000,000 MA State Edl. Fin. Auth. Rev. Bonds, Ser. E, AMBAC,
                    5s, 1/1/13                                                            AAA             5,112,500
                    MA State G.O. Bonds
         10,150,000 Ser. A, AMBAC, 6 1/2s, 11/1/14                                        Aaa            12,294,188
          3,870,000 Ser. A, 6s, 11/1/11                                                   Aa2             4,479,525
          5,500,000 Ser. D, 5 1/2s, 11/1/19                                               Aa2             6,008,750
          2,000,000 Ser. D, 5 1/2s, 11/1/18                                               Aa2             2,192,500
          3,750,000 Ser. C, 5 1/4s, 8/1/15                                                AAA             4,195,313
          9,100,000 Ser. B, 5s, 5/1/12                                                    AAA             9,941,750
                    MA State Hlth. & Edl. Fac. Auth. IFB
          7,900,000 (New England Medical Ctr.), MBIA, 8.88s, 7/1/18                       Aaa             8,127,125
         12,000,000 AMBAC, 6s, 7/1/25                                                     Aaa            12,266,880
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          5,460,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                AAA/P           6,074,250
          7,690,000 (Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                            AAA/P           8,038,357
          3,000,000 (Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30                            BBB             3,146,250
          3,125,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            3,191,406
          2,000,000 (Milford-Whitinsville Hosp.), Ser. D, 6.35s, 7/15/32                  Baa2            2,010,000
          1,300,000 (Berkshire Hlth. Syst.) Ser. E, 6 1/4s, 10/1/31                       BBB+            1,306,500
          5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20                                  Aaa             5,918,750
          5,000,000 (MA Gen. Hosp.), Ser. F, AMBAC, 6 1/4s, 7/1/20                        Aaa             5,237,550
          1,000,000 (Learning Ctr. for Deaf Children), Ser. C,
                    6 1/8s, 7/1/29                                                        Ba2               953,750
          3,000,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              3,037,500
          7,250,000 (Newton-Wellesley Hosp.), Ser. E, MBIA, 6s, 7/1/25                    Aaa             7,848,125
          2,100,000 (Partners Healthcare Syst.), 6s, 7/1/15                               Aa3             2,302,125
          1,460,000 (Partners Healthcare Syst.), Ser. C, 6s, 7/1/14                       Aa3             1,615,125
          3,015,000 (Newton-Wellesley Hosp.), Ser. E, MBIA, 5.9s, 7/1/11                  Aaa             3,293,888
          4,000,000 (Partners Healthcare Syst.), Ser. C, 5 3/4s, 7/1/32                   Aa3             4,120,000
          1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27                            A1              1,013,750
          4,500,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            4,128,750
          3,665,000 (Williams College), Ser. G, 5 1/2s, 7/1/14                            Aaa             3,971,944
          1,265,000 (Milton Hosp.), Ser. C, 5 1/2s, 7/1/11                                BBB+            1,331,413
          2,250,000 (Cape Cod Healthcare), Ser. B, 5.45s, 11/15/23                        BBB+            2,050,313
          3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s, 10/1/28                               BBB+            2,685,000
          4,250,000 (Boston College), Ser. K, 5 3/8s, 6/1/14                              AA-             4,675,000
          3,000,000 (Partners Healthcare Syst.), Ser. B, 5 1/4s, 7/1/11                   Aa3             3,232,500
         10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s, 1/1/28 (SEG)                     Aaa            10,375,000
          5,000,000 (Harvard U.), Ser. FF, 5 1/8s, 7/15/37                                Aaa             5,000,000
          4,500,000 (Harvard U.), Ser. DD, 5s, 7/15/35                                    Aaa             4,415,625
          3,145,000 5s, 5/15/11                                                           AAA/P           3,766,138
          2,105,000 (Caregroup), Ser. A, MBIA, 5s, 7/1/06                                 Aaa             2,276,031
         10,915,000 (Boston College), Ser. L, 4 3/4s, 6/1/31                              Aa3            10,287,388
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          6,000,000 (Res. Dev.), Ser. C, FNMA Coll., 6.9s, 11/15/21                       Aaa             6,135,120
          2,000,000 (Res. Dev.), Ser. E, FNMA Coll., 6 1/4s, 11/15/12                     Aaa             2,051,600
          2,000,000 (Rental Mtge.), Ser. E, AMBAC, 5.9s, 7/1/25                           Aaa             2,047,500
          5,000,000 (Rental Mtge.), Ser. C, AMBAC, 5 5/8s, 7/1/40                         Aaa             5,050,000
          4,435,000 (Single Fam.), Ser. 86, 5.2s, 12/1/32                                 Aa2             4,318,581
          4,435,000 (Single Fam.), Ser. 86, 5.1s, 12/1/21                                 Aa2             4,351,844
          1,345,000 (Single Fam.), Ser. 84, 4 1/4s, 12/1/07                               AA              1,378,625
          1,590,000 (Rental Mtge.), Ser. E, FSA, 4.1s, 7/1/06                             Aaa             1,633,725
          1,110,000 (Single Fam.), Ser. 84, 4.05s, 12/1/06                                AA              1,140,525
          1,520,000 (Rental Mtge.), Ser. E, FSA, 3.95s, 7/1/05                            Aaa             1,561,800
          1,290,000 (Single Fam.), Ser. 84, 3.9s, 12/1/05                                 AA              1,328,700
          1,650,000 (Rental Mtge.) Ser. E, FSA, 3.8s, 7/1/04                              Aaa             1,676,813
                    MA State Indl. Fin. Agcy. Rev. Bonds
          3,000,000 (1st Mtge. Stone Institution & Newton), 7.9s, 1/1/24                  BB-/P           3,078,750
          5,140,000 (1st Mtge. Loomis & Village), 7 5/8s, 7/1/25                          AAA             5,949,550
          3,500,000 (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                            BBB/P           3,591,875
          1,165,000 (Clark U.), Ser. E, 7s, 7/1/12                                        A               1,183,698
          3,000,000 (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/09                            BBB/P           3,120,480
          5,875,000 (American Hinghan, Wtr. Treatment), 6 3/4s, 12/1/25                   BBB/P           6,183,438
          6,000,000 (1st Mtge. Berkshire Retirement), Ser. A, 6 5/8s, 7/1/16              BBB-            6,060,000
          2,000,000 (1st Mtge. Brookhaven), Ser. B, 6.6s, 1/1/17                          BBB/P           2,000,220
            965,000 (Worcester Visiting Nurse Assn.), 6.4s, 9/15/10                       A-/P            1,068,738
          3,385,000 (Park School), 5.9s, 9/1/26                                           A3              3,537,325
          4,250,000 (MA Eastern Edison Co.), 5 7/8s, 8/1/08                               A2              4,403,680
          1,650,000 (Wentworth Inst. of Tech.), 5 3/4s, 10/1/28                           Baa1            1,676,813
          9,250,000 (Tufts U.), Ser. H, MBIA, 4 3/4s, 2/15/28                             Aaa             8,810,625
                    MA State Tpk. Auth. Hwy. Syst. Rev. Bonds, Ser. A
          3,000,000 MBIA, 5 1/8s, 1/1/17                                                  Aaa             3,105,000
          5,000,000 AMBAC, 5s, 1/1/39                                                     Aaa             4,893,750
                    MA State Wtr. Poll. Abatement Rev. Bonds (Pool Program)
          7,000,000 Ser. 5, 5 3/8s, 8/1/27                                                Aaa             7,175,000
          1,340,000 Ser. 7, 5s, 8/1/06                                                    Aaa             1,457,250
                    MA State Wtr. Resources Auth. Rev. Bonds
         10,000,000 Ser. A, 6 1/2s, 7/15/19                                               AA             12,112,500
         10,000,000 Ser. A, FGIC, 5 3/4s, 8/1/39                                          Aaa            10,662,500
          2,900,000 Ser. C, MBIA, 5 1/4s, 12/1/15                                         AAA             3,132,000
         10,000,000 Quincy, Rev. Bonds, FSA, 5.3s, 1/15/11                                Aaa            10,337,500
          1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s, 4/1/20                            Aaa             1,037,500
          2,910,000 Worcester, Mtge. Rev. Bonds (Briarwood Issue),
                    9 1/4s, 12/1/22                                                       AAA/P           2,997,300
                                                                                                      -------------
                                                                                                        423,431,834

Puerto Rico (9.4%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Children's Trust Fund Rev. Bonds, 5 3/8s, 5/15/33                     A1              3,860,000
          1,700,000 Cmnwlth. of PR, G.O. Bonds, FSA, 6 1/2s, 7/1/13                       A-              2,071,875
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          2,925,000 Ser. Z, MBIA, 6 1/4s, 7/1/13                                          Aaa             3,502,688
          5,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             5,625,000
         12,550,000 Cmnwlth. of PR, Hwy. & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.05s, 7/1/28                                                  VMIG1          12,550,000
         10,685,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 4 1/2s, 8/1/11                                                   Aaa            11,259,319
          3,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, MBIA,
                    5 1/4s, 7/1/14                                                        Aaa             3,322,500
          2,600,000 PR Indl. Med. & Env. Poll. Control Fac. Fin. Auth. Rev.
                    Bonds (Special Fac.-American Airlines, Inc.),
                    Ser. A, 6.45s, 12/1/25                                                BB-             1,170,000
                                                                                                      -------------
                                                                                                         43,361,382
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $450,547,379)                                              $466,793,216
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $461,276,460.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2002.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at November 30, 2002.

      The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

          Health care             26.0%
          Education               13.4
          Water & sewer           10.8
          Transportation          10.5

      The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

          AMBAC                   18.2%
          MBIA                    13.1

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002 (Unaudited)

                      Market   Aggregate Face  Expiration     Unrealized
                      Value         Value         Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)      $13,333,125   $13,612,776     Mar-03        $279,651
------------------------------------------------------------------------------

Swap Contracts Outstanding at November 30, 2002 (Unaudited)

                                         Notional  Termination     Unrealized
                                          Amount      Date        Appreciation
------------------------------------------------------------------------------
Agreement with JP
Morgan Chase
dated October 17,
2002 to receive
(pay) at maturity
the notional
amount multiplied
by the spread
between the final
and initial Index
Value (Index
Value: the spread
between the
return of the AAA
General
Obligations yield
curve rate and
3.910% times a
factor) and pay
at maturity the
notional amount
multiplied by the
three month
USD-LIBOR
adjusted by a
specified spread.                      $17,500,000     1/21/03         $40,262
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $450,547,379) (Note 1)    $466,793,216
-------------------------------------------------------------------------------------------
Cash                                                                                 33,256
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    7,773,854
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              473,991
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                          40,262
-------------------------------------------------------------------------------------------
Total assets                                                                    475,114,579

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                39,375
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               681,064
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 11,317,979
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          904,235
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        586,990
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           46,784
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       21,230
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            826
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              200,980
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               38,656
-------------------------------------------------------------------------------------------
Total liabilities                                                                13,838,119
-------------------------------------------------------------------------------------------
Net assets                                                                     $461,276,460

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $450,492,634
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        153,756
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (5,935,680)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       16,565,750
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $461,276,460

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($334,779,721 divided by 35,591,883 shares)                                           $9.41
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.41)*                                $9.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($120,059,871 divided by 12,773,195 shares)**                                         $9.40
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,436,868 divided by 684,419 shares)                                                $9.40
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.40)***                              $9.72
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                $12,288,067
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,178,770
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      231,998
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    6,645
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,019
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               342,189
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               521,451
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                16,360
-------------------------------------------------------------------------------------------
Other                                                                                82,392
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,383,824
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (19,900)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,363,924
-------------------------------------------------------------------------------------------
Net investment income                                                             9,924,143
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,665,918
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                       (295,050)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts and
swap contracts during the period                                                    861,084
-------------------------------------------------------------------------------------------
Net gain on investments                                                           3,231,952
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $13,156,095
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $9,924,143           $21,083,523
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        2,370,868               697,232
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                861,084             4,943,661
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   13,156,095            26,724,416
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                             (7,311,771)          (15,468,835)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,216,907)           (5,272,480)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (129,882)             (267,268)
-------------------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                                     --               (16,958)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --                (6,800)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                  (337)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (4,895,377)           43,794,438
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (1,397,842)           49,486,176

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   462,674,302           413,188,126
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income and distributions in excess of net investment income of $153,756 and
$111,827, respectively)                                              $461,276,460          $462,674,302
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.34        $9.20        $8.74        $9.45        $9.61        $9.31
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .46          .48          .50          .49          .51
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .14          .46         (.71)        (.15)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .27          .60          .94         (.21)         .34          .81
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.46)        (.48)        (.50)        (.50)        (.51)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.46)        (.48)        (.50)        (.50)        (.51)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.41        $9.34        $9.20        $8.74        $9.45        $9.61
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.93*        6.61        10.95        (2.20)        3.60         8.86
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $334,780     $337,865     $285,452     $259,479     $298,243     $293,978
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .42*         .83          .82          .84          .97          .95
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.20*        4.89         5.28         5.55         5.11         5.33
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.78*       24.33         6.91        15.17         9.42        31.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.33        $9.19        $8.73        $9.44        $9.61        $9.30
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .40          .42          .44          .43          .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .14          .46         (.71)        (.16)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .54          .88         (.27)         .27          .75
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.40)        (.42)        (.44)        (.44)        (.44)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.40)        (.42)        (.44)        (.44)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.40        $9.33        $9.19        $8.73        $9.44        $9.61
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.59*        5.91        10.24        (2.85)        2.81         8.27
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $120,060     $118,486     $121,881     $109,426     $122,654     $105,351
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74*        1.48         1.47         1.49         1.62         1.60
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.87*        4.25         4.63         4.90         4.47         4.67
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.78*       24.33         6.91        15.17         9.42        31.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.33        $9.20        $8.74        $9.45        $9.61        $9.31
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .43          .45          .47          .46          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .13          .46         (.71)        (.15)         .30
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .26          .56          .91         (.24)         .31          .78
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.43)        (.45)        (.47)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.43)        (.45)        (.47)        (.47)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.40        $9.33        $9.20        $8.74        $9.45        $9.61
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.77*        6.17        10.61        (2.50)        3.29         8.55
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,437       $6,324       $5,855       $4,174       $5,349       $2,570
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .57*        1.13         1.12         1.14         1.27         1.25
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.05*        4.60         4.98         5.25         4.81         5.05
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.78*       24.33         6.91        15.17         9.42        31.13
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term Massachusetts tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Total return swap contracts The fund may engage in total return swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its market exposure the fund may enter into total return swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $6,507,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $643,000    May 31, 2003
     2,014,000    May 31, 2004
       596,000    May 31, 2007
     2,162,000    May 31, 2008
     1,092,000    May 31, 2009

The aggregate identified cost on a tax basis is $450,547,379, resulting in gross unrealized appreciation and depreciation of $21,479,510 and $5,233,673, respectively, or net unrealized appreciation of $16,245,837.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $19,900 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $22,756 and $809 from the sale of class A and class M shares, respectively, and $105,672 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received $6,107 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $67,222,517 and $52,632,353, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,929,667         $37,198,872
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               476,234           4,683,295
---------------------------------------------------------------------------
                                             4,405,901          41,882,167

Shares repurchased                          (5,004,558)        (47,498,619)
---------------------------------------------------------------------------
Net decrease                                  (598,657)        $(5,616,452)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,713,854        $118,850,452
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               962,258           8,977,896
---------------------------------------------------------------------------
                                            13,676,112         127,828,348

Shares repurchased                          (8,506,257)        (79,274,279)
---------------------------------------------------------------------------
Net increase                                 5,169,855         $48,554,069
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,271,586         $12,080,160
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               151,752           1,441,599
---------------------------------------------------------------------------
                                             1,423,338          13,521,759

Shares repurchased                          (1,351,203)        (12,866,429)
---------------------------------------------------------------------------
Net increase                                    72,135            $655,330
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,818,315         $26,337,786
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               336,183           3,134,922
---------------------------------------------------------------------------
                                             3,154,498          29,472,708

Shares repurchased                          (3,709,903)        (34,609,127)
---------------------------------------------------------------------------
Net decrease                                  (555,405)        $(5,136,419)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     53,487            $506,396
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 6,144              58,372
---------------------------------------------------------------------------
                                                59,631             564,768

Shares repurchased                             (52,705)           (499,023)
---------------------------------------------------------------------------
Net increase                                     6,926             $65,745
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    222,027          $2,074,168
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                12,377             115,436
---------------------------------------------------------------------------
                                               234,404           2,189,604

Shares repurchased                            (193,305)         (1,812,816)
---------------------------------------------------------------------------
Net increase                                    41,099            $376,788
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA047-84105  845/236/258  1/03